Comprehensive Income	12 Months Ended
Dec. 31, 2011
Comprehensive Income [Abstract]
Comprehensive Income
Note 12 - Comprehensive Income

Accounting principles generally accepted in the United States of America require that recognized revenue, expenses, gains and losses be included in net income.  Although certain changes in assets and liabilities, such as unrealized gains and losses on available for sale securities, are reported as a separate component of the equity section of the balance sheet, such items, along with net income, are components of comprehensive income.

The components of other comprehensive income and related tax effects for the years ended December 31, 2011 and 2010 are as follows:

	2011	2010
	(In Thousands)
Unrealized gains (losses) On securities available for sale	$3,901	$(707)
Reclassification adjustment for (gain) loss realized in income	(9)	5

Net Unrealized Gains (Losses)	3,892	(702)

Tax effect (benefit)	1,323	(238)
Net of Tax Amount	$2,569	$(464)